UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549


FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:  811-21170

Index Plus Fund, Inc.
(Exact name of registrant as specified in charter)

2820 Hanover     Dallas, Texas  75225
(Address of principal executive offices)

Laura S. Adams
2820 Hanover     Dallas, Texas 75225
(Name and address of agent for service)

Registrants telephone number, including area code:  866-819-3174

Date of fiscal year end:  December 31

Date of Reporting Period:  December 31, 2004






























Item 1.  Report to Shareholders.



INDEX PLUS FUND, INC.










ANNUAL REPORT
DECEMBER 31, 2004








































Index Plus Fund, Inc.
2820 Hanover Avenue
Dallas, Texas 75225
1-866-819-3174



Dear shareholders of Index Plus Fund, Inc.,

The Fund began the year 2004 with a Net Asset Value per share of $24.1660 and ended the year December 31, 2004 with a Net Asset Value per share of $24.1584, after declaring and distributing a dividend of $0.5523 on December 31, 2004, for a total return of 2.25%. The dividend distribution is comprised of 100% qualified dividend income and long term capital gains.

The S&P 500 Index was up 10.74% including dividends in 2004 and the Fund has thus underperformed its benchmark Index. The Fund was fully hedged (had an effective short market position to the maximum limit that it is allowed in the prospectus) in the fourth quarter of 2004 and continues this posture at year end and going into 2005. Unfortunately, it was in the fourth quarter of 2004 that the S&P 500 achieved a 9.24% total gain, or almost all of the gains for the year. The effective short position taken by the Fund was not, and is not, a bet on the stock market going down, as this is not the type of strategy employed by our mathematical model. Instead, the short position resulted from a very strong signal of overvaluation by a particular group of stocks and that signal continues at year end, thus we will maintain the position. The Fund always buys the strongest groups of stocks that are indicated as undervalued by our mathematical model, however at times there is an equal indication of overvaluation on a group and we feel strongly that that when this occurs it is prudent to exercise the hedging option. While this hedge has been a performance drag on the Fund, the position is still young and it is yet to be determined whether this will be effective or not.

With this effective short position maintained going into 2005, we have the following expectations from our the overall portfolio: 1) in a moderately rising market, we have an expectation that the Fund has a good chance of keeping pace with the overall market, 2) in an unchanged to declining market, we are highly confident that the Fund will outperform its benchmark index and 3) in a sharply rising market, such as we had in the fourth quarter of 2004, we would expect a similar performance as in that quarter, meaning small participation with the overall benchmark on the upside. These expectations will continue as long as the hedged portion of the portfolio remains.

Finally, we are pleased to inform you that the Fund has lowered the Advisory management fee from 1.25% to 0.95%, therefore total Fund annual expenses are now capped at 0.95%.


Sincerely,


Laura S. Adams
President






INDEX PLUS FUND, INC.
PERFORMANCE SUMMARY

The graph below represents the changes in value for an initial $10,000 investment in the Index Plus Fund from its inception, December 27, 2002 to years ending 2002 through 2004. These changes are then compared to a $10,000 investment in the S&P 500 Index for the same period. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.



                      Inception     Year End     Year End     Year End
                     (12/27/02)       2002         2003         2004
                      ---------     --------     --------     --------
Index Plus Fund        $10,000      $10,106       $12,787     $13,075
S&P 500 Index          $10,000      $ 9,889       $12,722     $14,088




$14,000|                                       *
$13,000|                                    #
$12,000|                          #  *              # = Index Plus Fund
$11,000|                                            * = S&P 500 Index
$10,000|     #  *       #  *
$ 9,000|__________________________________________________________
          (Inception)
          12/17/2002    2002      2003      2004





                    5 Day       Annual     Annual     Compounded
                    Return      Return     Return     Average
                     2002        2003       2004      Annual
                    ------      ------     ------     --------
Index Plus Fund      1.06%      26.53%      2.25%     14.22%
S&P 500 Index       (1.11%)     28.65%     10.82%     18.69%







See accompanying notes to these financial statements.


INDEX PLUS FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004


ASSETS
   Investment securities, at
          fair value(cost $1,107,153)        $  1,196,102
   Receivables:
      Dividends                                     1,604
                                              -----------
              Total assets                      1,197,706
                                              -----------

LABILITIES
   Advisory fees payable                            1,230
                                              -----------
              Total liabilities                     1,230
                                              -----------

NET ASSETS -
 (Equivalent to $24.16 per
  share based on 49,526 shares of
   common stock issued and outstanding;
   500,000,000 shares authorized,
   $0.001 par value                          $  1,196,476
                                             ============

NET ASSETS CONSIST OF:
  Common stock					   $         50
  Paid-in capital                               1,107,477
  Net unrealized appreciation
    of investments                                 88,949
____________
Net assets                                   $  1,196,476
                                             ============



















See accompanying notes to these financial statements.


INDEX PLUS FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004


DESCRIPTION                                SHARES           VALUE
-----------                                ------       ------------

COMMON STOCKS - 81.40%

Capital Goods - 0.33%
   MMM                                        485       $     39,804
                                                            --------
                                                              39,804
Consumer Discretionary - 15.03%					--------
   Home Depot                                1154             49,322
   Viacom/B                                  1038             37,773
   UPS                                        558             47,687
   Time Warner                               2317             45,066
                                                            --------
                                                             179,848
										--------
Consumer Staples - 8.94%
   Coke                                       767             31,938
   Altria                                     726             44,359
   Pepsi                                      587             30,641
                                                            --------
                                                             106,938
										--------
Energy - 3.92%
   Chevron/Texaco                             894             46,944
                                                            --------
                                                              46,944
										--------
Financial - 14.20%
   American Express                           789             44,476
   Fannie Mae                                 585             41,658
   Wachovia                                   765             40,239
   Wells Fargo                                701             43,567
                                                            --------
                                                             169,940
										--------
Healthcare/Pharmaceutical - 15.46%
   Abbott                                     963             44,924
   Eli Lilly                                  369             20,941
   Amgen                                      710             45,547
   Medtronic                                  823             40,878
   Merck                                     1015             32,622
                                                            --------
                                                             184,912
										--------




- Continued -


INDEX PLUS FUND, INC.
SCHEDULE OF INVESTMENTS, continued
DECEMBER 31, 2004


DESCRIPTION                                SHARES           VALUE
-----------                                ------       ------------
Technology/Telecommunications - 20.51%
   Comcast                                   1387       $     46,159
   Cisco                                     1250             24,150
   Dell                                 (a)  1155             48,672
   Intel                                     1750             40,932
   SBC-Southwestern Bell                     1574             40,562
   Verizon                                   1110             44,966
                                                            --------
                                                             245,441
										--------
Total common stocks (cost of $877,112)                       973,826
                                                            --------
OPTIONS ON COMMON STOCKS - 10.79%

DESCRIPTION                              Contracts
-----------                              ---------
   Yahoo 47.50             Puts exp. 1/06  (a)  8               8,800
   Motorola 30             Puts exp. 1/06  (a) 15              16,050
   Bell South 37.50        Puts exp. 1/06  (a) 11              10,890
   United Technologies 120 Puts exp. 1/06  (a)  3               5,190
   Goldman Sachs 120       Puts exp. 1/06  (a)  4               6,840
   Target 55               Puts exp. 1/06  (a)  6               3,360
   Bristol Myers 40        Puts exp. 1/06  (a) 12              17,520
   Lowes 75                Puts exp. 1/06  (a)  5               8,700
   Freddie Mac 80          Puts exp. 1/06  (a)  4               3,440
   Dow Chemical 60         Puts exp. 1/07  (a)  6               7,080
   DuPont 60               Puts exp. 1/06  (a)  6               6,720
   Gillette 55             Puts exp. 1/06  (a)  7               7,140
   Boeing 70               Puts exp. 1/06  (a)  5               9,150
   Texas Instruments 40    Puts exp. 1/06  (a) 12              18,240
										---------
   Total options (cost $136,885)       			        129,120
										---------
SHORT-TERM INVESTMENTS - 7.79%
   							 SHARES
Schwab Value Advantage Money Fund  		--------
Bears interest at 1.5%			  93,156             93,156
                                                             --------
   Total short-term investments (cost $93,156)                 93,156
                                                             --------
Total investment securities - 99.97% (cost $1,107,153)      1,196,102

Other assets less liabilities - 0.03%                             374
                                                             --------
Net assets - 100.00%                                    $   1,196,476
                                     			   ============
Notes:
(a) presently non-income producing.

See accompanying notes to these financial statements.

INDEX PLUS FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004



INVESTMENT INCOME:
   Dividends                                             $     15,821
   Interest                                                       109
                                                             --------
          Total investment income                              15,930

EXPENSES -
   Advisory fees                                               10,176
                                                              -------

          Net investment income                                 5,754
							-------

GAINS ON INVESTMENTS -
   Net realized gain on investments                            20,990
   Net change in unrealized appreciation of securities          2,477
                                                             --------
        Net realized and unrealized gain on investments        23,467
  							--------

   Net increase in net assets resulting from operations  $     29,221
                                                             ========



























See accompanying notes to these financial statements.

INDEX PLUS FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS




                                         Year Ended          Year Ended
                                      Dec. 31, 2004       Dec. 31, 2003
                                      -------------       -------------

INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income                $      5,754       $      2,962
   Net realized gain on investments           20,990             22,889
   Net change in unrealized
appreciation of securities               2,477             85,415
          					-----------------------
      Net increase in net assets
  resulting from operations             29,221            111,266
          					----------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM -
   Net investment income                     (5,754)            (2,962)
   Net realized gain on investments         (20,990)           (22,888)
                                        ------------       ------------
         Total Distributions                (26,744)           (25,850)
------------		-----------
CAPITAL SHARE TRANSACTIONS                   724,544            282,979
                                        ------------       ------------

TOTAL  INCREASE IN NET ASSETS                727,021            368,395

NET ASSETS, beginning of year                469,455            101,060
                                        ------------       ------------

NET ASSETS, end of year                 $  1,196,476       $    469,455
                                        ============       ============


















See accompanying notes to these financial statements.


INDEX PLUS FUND, INC.
FINANCIAL HIGHLIGHTS


PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD

                                YEAR ENDED   YEAR ENDED   PERIOD ENDED
                                12/31/2004   12/31/2003   12/31,2002(a)
                                ----------   ----------   ------------
Net asset value,
  beginning of period            $   24.17     $   20.21    $   20.06
                                 ---------     ---------    ---------
Income from investment
operations:
  Net investment income               0.11          0.19       0.00(b)
  Net unrealized and realized
     gains on investments             0.43          5.18         0.21
                                 ---------     ---------     ---------
Total income from
    investment operations             0.54          5.37         0.21


Less distributions from net
  investment income and
  realized gains    		       (0.55)        (1.41)     (0.06)
                                   --------     ---------    ---------

Net asset value,
  end of period                  $   24.16      $   24.17   $   20.21
                                  ========       ========    =========

Total Return                         2.25%         26.53%        1.06%

Net assets, end of period      $ 1,196,476      $ 469,451    $ 101,056

Ratio of expenses to                 1.24%          1.21%      1.23%(c)
average monthly net assets (d)

Ratio of net investment income        .70%          0.79%      0.31%(c)
to average monthly net assets

Portfolio turnover                  77.81%         44.23%        0.00%


(a) Calculation of per share data and ratios represents the period from December 27, 2002 (date investment operations commenced) through December 31, 2002.
(b) Amount is less than $0.01.
(c) Per share data has been annualized using the average number of shares outstanding.
(d) The Fund's actual expenses are calculated daily at 1.25% of net asset value (NAV).

See accompanying notes to these financial statements.

INDEX PLUS FUND, INC.
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Index Plus Fund, Inc. (the "Fund") was incorporated in the State of Texas on April 19, 2002 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is to achieve long-term capital appreciation by investing primarily in securities representing large capitalization stocks. The Fund had no operations until October 3, 2002, when it sold 5,000 shares of its common stock to its original shareholder, Mrs. Laura S. Adams. Investment operations commenced on December 27, 2002. The effective date of the Fund's registration with the SEC was approximately December 24, 2002.

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation
Securities listed on a national securities exchange or in the over-the-counter market are valued at the last quoted sales price on the day of valuation, or if no quoted sales price was reported on that date, the last quoted bid price. Options are valued at the last quoted bid price. Short-term investments are valued at cost which approximates fair value. Securities for which quotations are not readily available are valued at their estimated fair value as determined in good faith by the Fund's Board of Directors.

Securities Transactions and Investment Income
Securities transactions are recorded on a trade-date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses are determined on a specific identification basis of the securities sold. Unrealized gains and losses resulting from the appreciation and depreciation of securities carrying values are included in the statements of operations.

Distribution of Income and Gains
The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.




INDEX PLUS FUND, INC.

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Income Taxes
The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any realized gains on investments, to its shareholders.
Therefore, no federal income tax provision is required.

Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes. The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes. At December 31, 2004, there were no material differences. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

3. CAPITAL SHARE TRANSACTIONS
Capital Share transactions in the Fund's $0.001 par value common stock were as follows:

                          Year Ended             Year Ended
                       December 31, 2004      December 31, 2003
                       -------------------    -----------------
                       Shares       Amount    Shares     Amount
Shares sold            28,993   $  697,800    13,356   $257,129
Shares issued in
  reinvestment of
  dividends  		    1,107       26,744    1,070     25,850
                       ------     --------    ------    -------
Net increase 		   30,100      724,544    14,426    282,979

Beginning of year	   19,426      382,983    5,000     100,004
                       ------     --------    ------    -------
End of year            49,526   $1,107,527    19,426   $382,983
			======	==========	  ======   ========

4. INVESTMENT TRANSACTIONS
The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, aggregated $1,250,957 and $617,647, respectively, for the year ended December 31, 2004.
The aggregate cost of investment securities for federal income tax purposes was $1,013,997 as of December 31, 2004.

As of December 31, 2004, the aggregate unrealized appreciation and depreciation of investment securities was as follows:

Unrealized appreciation
$
107,981
Unrealized depreciation

(19,032)
Net unrealized appreciation
$
88,949


INDEX PLUS FUND, INC.

NOTES TO FINANCIAL STATEMENTS


5. DISTRIBUTION TO SHAREHOLDERS
On December 31, 2004 a distribution of $0.54 per share aggregating $26,744 was paid to the shareholders of record on that date from net investment income.

At December 31, 2004, the Fund had no undistributed net realized gains on investments.

6. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund and the Advisor are under common control and the existence of that control creates operating results and financial position significantly different than if they were autonomous.

The Fund has entered into an agreement with Adams Asset Advisors, LLC (the "Advisor") to provide investment advisory services to the Fund. Laura S. Adams is the managing member of the Advisor and is an officer, director and shareholder of the Fund. Under the terms of the agreement, the Fund will pay the Advisor a monthly fee at the annual rate of 1.25% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Advisor has contractually agreed to pay all operating expenses of the Fund, except brokerage fees and commissions, interest, taxes and extraordinary expenses. As of December 31, 2004, Laura S. Adams and her family owned 97% of the common stock of the Fund.

The Advisor acts as the transfer agent for the Fund.










Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Directors of
Index Plus Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Index Plus Fund, Inc., including the schedule of investments, as of December 31, 2004, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Index Plus Fund, Inc. as of December 31, 2004, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended December 31, 2003 and the financial highlights for the year ended December 31, 2003 and for the period from October 3, 2002 (date operations commenced) through December 31, 2002 were audited by other auditors whose report dated January 29, 2004, expressed an unqualified opinion on the statements of changes in net assets and financial highlights. They have not performed any auditing procedures on the financial statements since January 29, 2004.

Helin, Donovan, Trubee & Wilkinson, LLP

/s/ Helin, Donovan, Trubee & Wilkinson, LLP

Austin, Texas
February 7, 2005






Item 2.  Code of Ethics.

Pursuant to the requirements of Section 406 and 407 of the Sarbanes-Oxley Act of 2002, Index Plus Fund, (the "Fund"), hereby adopts the following Code of Ethics, which applies to the Fund's principal executive, financial, and accounting officers or persons performing similar functions regardless of whether these individuals are employed by the Fund or a third party, and is designed to deter wrongdoing and to promote:

a) Honest and ethical conduct, including the ethical handling of actual and apparent conflicts of interest between personal and professional relationships;
b) Full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission and in all public communications.
c) Compliance with all applicable governmental laws, rules and regulations;
d) Prompt internal reporting of violations of the code, should any occur, to any of the principal officers of the Fund and all appropriate persons identified in the code; and
e) The principal executive officer of the Fund will be held accountable for adherence to the code as presented above.


Item 3.  Audit Committee Financial Expert.

The Fund has assets of under $2 million and no specific audit committee and no audit committee financial expert. The Board of Directors of the Fund, which consists of independent directors that control over 2/3 of the Board, oversee and review all Fund reports and activities of the President of the Fund. At this time, the Fund believes there is adequate supervision over accounting procedures, practices and reporting.

Item 4.  Principal Accountant fees and services.

	The Fund does its own accounting subject to audit and review procedures by Helin, Donovan, Trubee and Wilkinson, LLP. The Advisor, as part of the management fee paid by the Fund, is contractually obligated to pay all expenses of the Fund, including all audit and audit related fees, tax fees, and all other fees incurred. Therefore, there is no audit expense incurred or paid by the Fund for these services.


Item 5.  Audit Committee of listed Registrants.

Not applicable to open-end investment companies.


Item 6.  Schedule of Investments

	Included under Item 1 above.




Item 7. Disclosure of proxy voting policies and procedures for closed-end management Investment companies.

(Not applicable)


Item 8.  Purchases of Equity Securities by Closed-End Management
Investment Companies

Not applicable to open-end investment companies.


Item 9.  Submission of Matters to a Vote of Securities Holders

	None


Item 10.  Controls and Procedures

a) The Fund's president has concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

b) There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.


Item 11.  Exhibits.

a) Code of Ethics-Filed under Item 2, Code of Ethics above.
b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002- Attached
c) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002- Attached












Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Index Plus Fund

By /s/ Laura S. Adams
---------------------
Laura S. Adams
President
Principal Executive Officer and Principal Financial Officer

Date 2/18/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Index Plus Fund

By /s/ Laura S. Adams
---------------------
Laura S. Adams
President
Principal Executive Officer and Principal Financial Officer

Date 2/18/05